SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 22, 2008


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On April 22, 2008, VSE Corporation ("VSE" or the "Company") announced the appointment, effective as of April 28, 2008, of Maurice A. Gauthier to the positions of Chief Executive Officer, President and Chief Operating Officer of VSE. Also effective as of April 28, 2008, Donald M. Ervine was appointed Executive Chairman of VSE's Board of Directors (the "Board"), and he resigned his positions as Chief Executive Officer, President and Chief Operating Officer of VSE.

        Mr. Gauthier completed a military career of over 28 years of service, retiring in 1997 as a Navy Captain and board certified Department of Defense Major Program Manager for the Naval Sea Systems Command Foreign Military Sales program and the San Antonio Landing Platform Dock Class Shipbuilding Program. Mr. Gauthier worked for VSE from October 1997 through February 1999 as Vice President and Chief Technology Officer and as Director of Strategic Planning and Business Development, before joining the Nichols Research Corporation Navy Group as its President. With the acquisition of Nichols Research Corporation by Computer Sciences Corporation (CSC) in 1999, Mr. Gauthier served as Vice President of CSC's Advanced Marine Center. His most recent assignment with CSC has been Vice President and General Manager of CSC's Navy and Marine Corps Business Unit where he was responsible for the overall leadership and financial performance of a 2,500-person organization providing systems engineering, technical, information technology and telecommunications support to U.S. Navy and Marine Corps customers.

        In connection with the foregoing referenced appointments, VSE entered into an employment agreement with Mr. Gauthier and a transition agreement with Mr. Ervine. The following descriptions of the employment agreement and the transition agreement are summary in nature and do not purport to be complete, and are qualified in their entirety by reference to the respective agreements, copies of which are attached to this Form 8-K as Exhibits 10.1 and 10.2.
Before being submitted to and approved by the Board, the employment agreement and the transition agreement were negotiated and approved for submission to the Board by a special committee of four independent members of VSE's board of directors.

Employment Agreement

       Pursuant to an agreement dated as of April 22, 2008 between VSE and Mr. Gauthier (the "Employment Agreement"), Mr. Gauthier serves as VSE's Chief Executive Officer, President and Chief Operating Officer at a base salary of $415,000 per annum. Mr. Gauthier is employed for a term ending on April 28, 2010, subject to automatic extensions for successive one-year periods unless notice not to renew is given by VSE or Mr. Gauthier at least 60 days prior to the expiration of the term or any such one-year extension of the term. Mr. Gauthier's base salary is subject to review each January, provided that the base salary shall not be less than $415,000 per annum. Mr. Gauthier is also eligible to receive an annual performance bonus each year as determined by the Board under VSE's Performance Bonus Plan. As an inducement to become VSE's Chief Executive Officer, President and Chief Operating Officer, Mr. Gauthier will receive a cash bonus of $25,000 and a grant of 5,831 shares of VSE Common Stock, par value $.05 per share, with subsequent vesting and issue dates, subject to Mr. Gauthier's employment not having been terminated, as follows:

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25% of the shares will be vested and issued to Mr. Gauthier on April 28, 2008 and 2009, and the remaining 50% of the shares will be vested and issued to Mr. Gauthier on April 28, 2010.

       Mr. Gauthier's employment may be terminated by the Board for willful and gross misconduct, and his employment may also be terminated in the case of death or disability which prevents Mr. Gauthier from substantially fulfilling his duties for a period in excess of 90 work days during any period of 365 consecutive days. If Mr. Gauthier's employment is terminated because of death or illness or disability, he or his beneficiary, as the case may be, will be paid his annual base salary then in effect for one full year from the date of death or disability.

       Mr. Gauthier's employment may also be terminated without cause with five days' prior notice and on payment of the lesser of $830,000 if before the first anniversary of the April 28, 2008 effective date of the Employment Agreement (the "Effective Date") or such amount as would not trigger the application of
Section 280G of the Internal Revenue Code of 1986, as amended (the "280G Limitation"). If Mr. Gauthier's employment is terminated between the first and second anniversary of the Effective Date, Mr. Gauthier will be entitled to a lump sum severance compensation payment equal to the lesser of two times his annual base salary then in effect or the 280G Limitation. If a Change of Control, as defined, occurs, Mr. Gauthier may terminate the Employment Agreement for Good Reason, as defined, on 30 days' notice. If Mr. Gauthier or VSE terminate the Employment Agreement for Good Reason within 365 days after a Change of Control occurs, Mr. Gauthier shall be entitled to a payment of the lesser of $830,000 or the 280G Limitation if termination occurs before the first anniversary of the Effective Date or three times his annual base salary then in effect or the 280G Limitation if termination occurs after the first anniversary of the Effective Date.

	The Employment Agreement includes undertakings by Mr. Gauthier regarding exclusive services and business opportunities during the term of his employment, covenants regarding the safeguarding and return of confidential data and the non-solicitation of employees for a two-year period following termination, and a covenant not to be involved, directly or indirectly, in a business enterprise that competes with VSE during the term of his employment and for two-year period thereafter. Mr. Gauthier also agrees that VSE is entitled to appropriate equitable remedies, including specific performance and injunctive relief if he breaches any of the two-year post-termination covenants.

Transition Agreement

       Pursuant to an agreement dated as of April 22, 2008 between VSE and Mr. Ervine (the "Transition Agreement"), Mr. Ervine, effective as of April 28, 2008, resigned as VSE's Chief Executive Officer, President and Chief Operating Officer and agreed to serve as VSE's Executive Chairman of the Board until December 31, 2008, followed by service as VSE's Non-executive Chairman of the Board for a period of two years from January 1, 2009 through December 31, 2010. On the occasion his resignation as VSE's Chief Executive Officer, President and Chief Operating Officer and in recognition of his 25 years of loyal and dedicated service to VSE and its stockholders, the Board awarded Mr. Ervine a grant of 4,374 shares of VSE Common Stock, par value $.05 per share, pursuant to VSE's Restricted Stock Plan.

       In addition Mr. Ervine will make himself available during normal business hours to provide such mentoring, consulting and advisory services as are reasonably requested by the Board or VSE's Chief Executive Officer, with special emphasis on services as stockholders' advocate; corporate governance and oversight; quality management system/information technology system; sustainment of the corporate culture for honesty, integrity, and quality work in all business dealings; strategic planning; business and corporate financial planning; mergers and acquisitions; succession planning (all levels); banking relationships; customer relations; investor relations; facilities and infrastructure and relocation planning; and advocate for continued growth and profitability. Mr. Ervine will also continue to perform the following currently assigned duties: Chairman of the boards of directors of VSE's wholly owned subsidiaries, and Chairman of the Board's Planning and Finance Committee.
During his term of service ending on December 31, 2008, as Executive Chairman of the Board, or, as the case may be, a VSE director, Mr. Ervine will continue as an officer and employee of VSE and will be paid his current base salary of $360,000 per annum and will continue to participate in all VSE fringe and compensation benefit programs, including the Performance Bonus Plan, Deferred Compensation Plan and Restricted Stock Plan. During his two-year term of service as Non-executive Chairman of the Board, or, as the case may be, a VSE director, Mr. Ervine will be paid a consulting fee at the base rate of $216,000 per annum, and he will be eligible for a performance incentive bonus not to exceed $216,000 per year if VSE achieves certain annual return on equity target percentages.

       During the term of the Transition Agreement, the Board will, subject to applicable laws and regulations and the Board's fiduciary duties to the Company and its stockholders: (a) nominate Mr. Ervine to be elected as a VSE director by VSE's stockholders at each annual and other meeting of VSE's stockholders at which they will elect VSE directors and (b) if Mr. Ervine is then a VSE director, appoint and maintain Mr. Ervine as Chairman until at least the date of the first annual or other meeting of VSE's stockholders in 2010 at which they will elect VSE directors.

	The Transition Agreement also includes undertakings by Mr. Ervine regarding the provision of his services in a professional and diligent manner during the term of the Transition Agreement, covenants regarding the safeguarding and return of confidential data for period of one-year following termination of the Transition Agreement, and, in the event of a termination of the Transition Agreement prior to December 31, 2010, for the payment of a lump sum equal to the compensation and fees Mr. Ervine would have earned under the Transition Agreement if Mr. Ervine had continued to serve until December 31, 2010.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

        On April 22, 2008, the Board amended VSE's by-laws("By-Laws") (a) to separate the two positions of Chairman and Chief Executive Officer and President and Chief Operating Officer into four positions: Chairman of the Board, Chief Executive Officer, President, and Chief Operating Officer, and (b) to provide that the Board may designate the Chairman of the Board as the Executive Chairman of the Board, in which case the Executive Chairman of the Board shall be an officer of VSE.

        A copy of VSE's By-Laws (amended as of April 22, 2008)reflecting the foregoing amendments is filed as Exhibit 3.1 to this Form 8-K.

        After the above-discussed amendment to the By-Laws, Article V, Sections 1 through 14 of the By-Laws read as follows:

                                  ARTICLE V

                                  OFFICERS

	Section 1. The offices of the corporation shall be a chief executive officer, a president, a chief operating officer, a chief financial officer, one or more vice-presidents, a secretary, a treasurer, and a comptroller, and such other offices as shall seem advisable to the board. Two or more offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide. The board of directors may designate the chairman of the board as an executive chairman, in which case such executive chairman shall be an officer of the corporation.

	Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman from among the directors, and shall choose a chief executive officer, a president, a chief operating officer, a chief financial officer, a one or more vice-presidents, secretary, a treasurer, and a comptroller, none of whom need be a member of the board. The board may also choose such additional vice-presidents and assistant secre-taries, treasurers, and comptrollers as shall seem advisable to the board.

	Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

	Section 4. The salary of the chief executive officer and of the executive chairman, if one is designated, shall be reviewed annually, with changes recommended by the Compensation Committee. The salaries of all officers of the corporation (other than the chief executive officer and the executive chairman, if one is designated) shall be reviewed by the Compensation Committee, with changes recommended by the chief executive officer. The chairman of the Compensation Committee will present the recommendations of the Compensation Committee to the board of directors for ratification and approval.

	Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                          THE CHAIRMAN OF THE BOARD

	Section 6. The chairman of the board shall preside at all meetings of the stockholders and of the board of directors. He shall perform all such other duties as are properly required of him by the board of directors.

	Section 7. The board of directors may designate the chairman of the board as an executive chairman, in which case such person shall be an officer of the corporation. He shall advise and counsel with the chief executive officer and, in his absence, with other officers of the corporation, and he shall perform such other duties as may from time to time be assigned to him by the board of directors. A chairman of the board designated as an executive chairman need not be an employee of the corporation.

                        THE CHIEF EXECUTIVE OFFICER

	Section 8. The chief executive officer of the corporation shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect, and, unless otherwise provided by the board of directors, shall in the absence of the chairman of the board preside at all meetings of the stockholders.

	Section 9. He shall execute bonds, mortgages and other contracts re-quiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of di-rectors to some other officer or agent of the corporation.

	Section 10. He shall, as chief executive officer, be vested with authority to perform, singly or together with other officers of the cor-poration, all of the duties given or imposed by these by-laws or the board of directors on the other officers or employees of the corporation.

	Section 11. In the absence or disability of the president, chief operating officer, or chief financial officer, the chief executive officer shall select and recommend to the board of directors for approval a candidate to fill the office of president, chief operating officer, or chief financial officer. Candidates may be selected from the board of directors, officers or employees of the corporation, or from sources outside of the corporation. The chief executive officer will perform the duties of the president, chief operating officer, or chief financial officer until a candidate is chosen and approved by the board of directors and has qualified to perform the duties of the office of president, chief operating officer, or chief financial officer.

                                   THE PRESIDENT

	Section 12. The president shall be the chief administrative officer of the corporation and shall have such other powers as may be prescribed by the board of directors or chief executive officer, under whose supervision he shall be.

	Section 13. In the absence or disability of the chief executive officer, or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chief executive officer, and when so doing, shall have all the powers of and be subject to all the restrictions on the chief executive officer.

                             THE CHIEF OPERATING OFFICER

	Section 14. The chief operating officer of the corporation shall have the operating management of the business and shall perform such other duties as may be prescribed by the board of directors or chief executive officer, under whose supervision he shall be.

        Prior to the above-discussed amendments to the By-Laws, Article V, Sections 1 and 10 of the By-Laws read as follows:

                                  ARTICLE V

                                  OFFICERS

	Section 1. The offices of the corporation shall be a chairman and chief executive officer, a president and chief operating officer, one or more vice-presidents, a chief financial officer, a secretary, a treasurer, and a comptroller, and such other offices as shall seem advisable to the board. Two or more offices may be held by the same person, unless the certificate of in-corporation or these by-laws otherwise provide.

	Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman and chief executive officer from among the directors, and shall choose a president and chief operating officer, one or more vice-presidents, a chief financial officer, a secretary, a treasurer, and a comptroller, none of whom need be a member of the board. The board may also choose such additional vice-presidents and assistant secre-taries, treasurers, and comptrollers as shall seem advisable to the board.

	Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

	Section 4. The salary of the Chairman and Chief Executive Officer shall be reviewed annually, with changes recommended by the Compensation Committee. The salaries of all officers of the corporation (other than the Chairman and Chief Executive Officer) shall be reviewed by the Compensation Committee, with changes recommended by the Chairman and Chief Executive Officer. The Chairman of the Compensation Committee will present the recommendations of the Compensation Committee on the salary of the Chairman and Chief Executive
Officer and all other officers of the corporation to the board of directors for ratification and approval.

	Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                  THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

	Section 6. The chairman and chief executive officer of the corporation shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect, and, unless otherwise provided by the board of directors, shall preside at all meetings of the stockholders and the board of directors.

	Section 7. He shall execute bonds, mortgages and other contracts re-quiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of di-rectors to some other officer or agent of the corporation.

	Section 8. He shall, as chairman and chief executive officer, be vested with authority to perform, singly or together with other officers of the cor-poration, all of the duties given or imposed by these by-laws or the board of directors of the other officers or employees of the corporation.



                  THE PRESIDENT AND CHIEF OPERATING OFFICER

	Section 9. The president shall be the chief operating and administrative officer of the corporation and shall have such other powers as may be prescribed by the board of directors or chairman and chief executive officer, under whose supervision he shall be.

	Section 10. In the absence or disability of the chairman and chief ex-ecutive officer, or in the event of his inability or refusal to act, the pres-ident and chief operating officer shall perform the duties of the chairman and chief executive officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman and chief executive offi-cer.
	In the absence or disability of the president and chief operating offi-cer, the chairman and chief executive officer shall select and recommend to the board of directors for ratification a candidate to fill the office of president and chief operating officer. Candidates may be selected from the board of directors, officers or employees of the corporation or from sources outside of the corporation. The chairman and chief executive officer will perform the duties of the president and chief operating officer until a candidate is chosen and ratified by the board of directors and has qualified to perform the duties of the office of president and chief operating officer.

Item 9.01       Financial Statements and Exhibits

(c)  Exhibits

           Exhibit
           Number
           ------
            3.1  By-Laws of VSE Corporation (amended as of
                 April 22, 2008)
           10.1 Employment Agreement dated April 22, 2008, by and between VSE and Maurice A. Gauthier
           10.2 Transition Agreement dated April 22, 2008, by and between VSE and Donald M. Ervine
           99.1  Press release issued by VSE Corporation on April 22, 2008


                                 SIGNATURES


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)



Date:  April 28, 2008                       /s/ C. S. Weber
                                           -----------------------------
                                           C. S. Weber
                                           Executive Vice President
                                             And Secretary
















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